Exhibit 99.1


 Commercial Federal Reports Second Quarter Earnings of $22.7 Million

    OMAHA, Neb.--(BUSINESS WIRE)--July 24, 2003--Commercial Federal Corporation today announced net income of $0.51 per diluted share or $22.7 million, for the quarter ended June 30, 2003. For the six-month period ended June 30, 2003, net income totaled $45.8 million, or $1.02 per diluted share.
    William A. Fitzgerald, chairman of the board and chief executive officer stated, "Overall, we are pleased with the Company's second quarter results. We have continued to see growth in our key loan and deposit categories, as we manage the challenges presented in the near-term by the low level of interest rates and the accompanying net interest margin compression."
    "The performance of our core banking units remain on target. Our long-term objectives of expanding our customer base and changing the mix in our balance sheet, adding higher margin loans and core deposits, remain the key to providing additional value for our shareholders."
    Net income of $22.7 million for the most recent quarter compares to net income of $0.60 per diluted share or $27.5 million for the same period a year ago. Net income of $45.8 million for the six-month period ended June 30, 2003 compares with $55.5 million, or $1.21 per diluted share, for the six-month period ended June 30, 2002.

    Key Growth Indicators:

    -- Core deposit balances increased $727 million or 22% year over year

    --  Commercial operating loans up 31% year over year

    --  Home equity loans up 3% year over year

    --  Checking account growth 4% year over year

    Chief Financial Officer David S. Fisher stated, "The growth in our key benchmarks extend the very positive trends established last year. Growth in core checking and savings deposits has been very strong. Loan growth trends in our commercial operating and consumer portfolios on a year over year basis are positive as well. Record mortgage volumes continued with loan production reaching $3.8 billion in the first-half of 2003, up 87% year over year."
    "In the second quarter, credit quality improved significantly over the prior quarter, with total nonperforming loans down sharply for the period. Margin and net interest income have continued to contract in the recent quarter due to the absolute level of interest rates and increased prepayment activity on loans and securities. For the remainder of 2003, margin and net interest income trends will depend upon our continued success in growing our loan base and lowering our cost of funds."

    Results for the Quarter:

    Net Interest Income

    Net interest income totaled $71.1 million for the second quarter, down 5% from the first quarter and 12% from the second quarter of 2002. The net interest rate spread for the quarter fell to 2.46%, compared with 2.56% in the prior quarter and 2.82% for the same period last year.
    The Company's net interest margin continued to compress as the rate on the Company's earning assets declined 25 basis points, while the rate on the Company's interest-bearing liabilities fell by only 15 basis points from the prior quarter ended March 31, 2003.

    Credit Risk Management

    Overall credit quality remained strong during the quarter with net loan charge-offs down slightly to $4.4 million, compared with $4.5 million for the previous quarter. For the six months ended June 30, 2003, net charge-offs totaled $8.9 million, compared with $10.5 million for the same period ended June 30, 2002. The provision for loan losses declined by a similar amount for the six-month period, from $12.1 million to $11.4 million.
    For the quarter ended June 30, 2003, total nonperforming assets were $109.9 million, compared with $120.6 million at March 31, 2003. The majority of the decrease in nonperforming assets for the quarter was related to residential loans and a few specific commercial real estate loans. Total NPAs represented 0.85% of total assets at June 30, 2003, compared with 0.90% at March 31, 2003.

    Noninterest Income

    The Company's retail banking operations continued to generate strong results in the second quarter. For the quarter ended June 30, 2003, retail fees and charges totaled $15.0 million compared with $13.5 million for the quarter ended March 31, 2003, and $13.9 million for the quarter ended June 30, 2002. For the six-month period ended June 30, 2003, retail fees and charges totaled $28.5 million, compared with $26.3 million for the same period last year, representing an 8% increase on a year over year basis.
    The mortgage banking operations includes activities associated with the Company's mortgage servicing and secondary marketing operations. Revenues from these operations are offset by the amortization of and valuation adjustments related to its mortgage servicing rights asset. During the second quarter 2003, the Company recorded a valuation loss on its mortgage servicing rights of $29.8 million, and amortization expense in excess of loan servicing fees of $6.5 million. The Company offset this valuation loss and net amortization expense by recognizing $39.1 million in pre-tax gains on the sales of securities and changes in fair values of hedging instruments. In addition, the gain on the sale of loans for the quarter totaled $8.5 million.

    Operating Expenses

    For the quarter ended June 30, 2003, total administrative expenses totaled $71.1 million, compared to $66.6 million for the previous quarter, as commissions and over-time expenses increased to meet the large loan demand.

    Balance Sheet and Capital Ratios

    Total assets at June 30, 2003 were $12.9 billion, compared with $13.3 billion and $13.2 billion at March 31, 2003 and June 30, 2002, respectively. Core deposit balances, including checking, money market and savings accounts grew by $187 million or 5% for the quarter and 22% over the same period last year.
    At June 30, 2003, stockholders' equity was $747.6 million after spending $18.9 million in the quarter on the Company's share repurchase program. Stockholders' equity was $758.4 million at March 31, 2003. The capital ratios of the Company's banking subsidiary continued to exceed regulatory requirements for classification as "well-capitalized," the highest regulatory standard.
    During the quarter ended June 30, 2003, the Company repurchased 875,500 shares as part of the five million-share buyback program announced in November 2002. For the six-month period ended June 30, 2003 a total of 1,339,900 shares have been repurchased under this program. The Company has 3,900,900 shares remaining in its share repurchase authorizations. As of June 30, 2003, shares outstanding totaled 43,940,224.
    Commercial Federal Corporation (NYSE:CFB) is the parent company of Commercial Federal Bank, a $12.9 billion federal savings bank that currently operates branches located in Nebraska, Iowa, Colorado, Kansas, Oklahoma, Missouri and Arizona. Commercial Federal operations include consumer and commercial banking services including mortgage origination and servicing, commercial and industrial lending, small business banking, construction lending, cash management, insurance and investment services, and Internet banking.
    Commercial Federal's Web site, http://www.comfedbank.com, will host a live webcast of the investor conference call to discuss second quarter results on Thursday, July 24, 2003 at 10:30 a.m. Central Time. The site also includes access to company news releases, annual reports, quarterly financial statements, and SEC filings.

    Certain statements contained in this release are forward-looking in nature. These statements are subject to risks and uncertainties that could cause Commercial Federal's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to Commercial Federal include, but are not limited to, changes in general economic conditions, changes in interest rates, changes in regulations or accounting methods, and price levels and conditions in the public securities markets generally.

                    COMMERCIAL FEDERAL CORPORATION
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
ASSETS                              2003         2003         2002
----------------------------------------------------------------------

Cash (including short-term
 investments of $1,067, $842
 and $133)                         $248,500     $223,129     $158,957
Investment securities available
 for sale, at fair value          1,288,081    1,271,810    1,225,052
Mortgage-backed securities
 available for sale, at fair
 value                            1,317,756    1,588,715    1,818,067
Loans held for sale, net          1,037,935    1,013,067      847,305
Loans receivable, net of
 allowances of $108,706,
 $108,857 and $103,722            7,748,521    7,808,986    7,773,465
Federal Home Loan Bank stock        247,817      264,028      264,095
Foreclosed real estate               43,000       41,316       40,213
Premises and equipment, net         143,088      143,904      150,304
Bank owned life insurance           235,504      232,262      221,374
Other assets                        441,389      557,290      488,252
Core value of deposits, net of
 accumulated amortization of
 $64,365, $62,817 and $58,170        19,268       20,816       25,463
Goodwill                            162,717      162,717      162,717
----------------------------------------------------------------------

     Total Assets               $12,933,576  $13,328,040  $13,175,264
----------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS'
 EQUITY
----------------------------------------------------------------------

Liabilities:
   Deposits                      $6,768,368   $6,740,117   $6,243,333
   Advances from Federal Home
    Loan Bank                     4,436,264    4,770,335    5,254,772
   Other borrowings                 573,081      569,943      612,581
   Other liabilities                408,233      489,290      306,407
----------------------------------------------------------------------
     Total Liabilities           12,185,946   12,569,685   12,417,093
----------------------------------------------------------------------

Commitments and Contingencies             -            -            -
----------------------------------------------------------------------

Stockholders' Equity:
   Preferred stock, $.01 par
    value; 10,000,000 shares
    authorized; none issued               -            -            -
   Common stock, $.01 par
    value; 120,000,000 shares
    authorized; 43,940,224,
    44,808,282 and 45,412,900
    shares issued and
    outstanding                         439          448          454
   Additional paid-in capital        33,469       51,837       66,631
   Retained earnings                835,184      816,909      752,969
   Accumulated other
    comprehensive loss, net        (121,462)    (110,839)     (61,883)
----------------------------------------------------------------------
     Total Stockholders' Equity     747,630      758,355      758,171
----------------------------------------------------------------------

     Total Liabilities and
      Stockholders' Equity      $12,933,576  $13,328,040  $13,175,264
----------------------------------------------------------------------

Certain amounts in prior periods have been reclassified for comparative purposes to conform to the June 30, 2003 presentation.


                   COMMERCIAL FEDERAL CORPORATION
                CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                           Three Months Ended
                                    June 30,    March 31,   June 30,
                                   -----------------------------------
                                      2003        2003        2002
----------------------------------------------------------------------

Interest Income:
     Investment securities            $16,846     $17,576     $19,328
     Mortgage-backed securities        12,638      16,447      23,806
     Loans receivable                 140,401     142,351     150,037
----------------------------------------------------------------------
               Total interest
                income                169,885     176,374     193,171
Interest Expense:
     Deposits                          38,974      39,614      44,983
     Advances from Federal Home
      Loan Bank                        54,772      56,920      60,611
     Other borrowings                   5,037       5,012       6,911
----------------------------------------------------------------------
               Total interest
                expense                98,783     101,546     112,505
Net Interest Income                    71,102      74,828      80,666
Provision for Loan Losses              (4,273)     (7,146)     (5,540)
----------------------------------------------------------------------
Net Interest Income After
 Provision for Loan Losses             66,829      67,682      75,126

Other Income (Loss):
     Retail fees and charges           15,009      13,503      13,913
     Loan servicing fees               11,958      11,037       9,570
     Amortization of mortgage
      servicing rights                (18,454)    (12,062)     (6,751)
     Mortgage servicing rights
      valuation adjustment            (29,793)    (13,528)    (16,607)
     Gain on sales of securities
      and changes in fair values
      of derivatives, net              39,131      19,000      13,583
     Gain on sales of loans             8,506       5,480       3,538
     Bank owned life insurance          3,242       3,304       3,438
     Other operating income             7,627       5,656       7,906
----------------------------------------------------------------------
               Total other income      37,226      32,390      28,590
Other Expense:
     General and administrative
      expenses -
        Compensation and benefits      31,841      30,813      28,351
        Occupancy and equipment        10,495      10,436       9,270
        Data processing                 4,604       4,675       4,397
        Advertising                     5,606       4,130       4,330
        Communication                   3,432       3,414       3,173
        Item processing                 3,837       3,469       3,622
        Outside services                3,226       2,391       3,821
        Loan expense                    2,667       2,426       1,208
        Foreclosed real estate,
         net                            1,004       1,381       2,280
        Other operating expenses        4,349       3,497       2,572
----------------------------------------------------------------------
               Total general and
                administrative
                expenses               71,061      66,632      63,024
     Amortization of core value of
      deposits                          1,548       1,549       1,637
----------------------------------------------------------------------
               Total other expense     72,609      68,181      64,661
----------------------------------------------------------------------

Income Before Income Taxes             31,446      31,891      39,055
Income Tax Provision                    8,744       8,760      11,522
----------------------------------------------------------------------

Net Income                            $22,702     $23,131     $27,533
----------------------------------------------------------------------

Net Income Per Basic Share               $.51        $.51        $.61
Net Income Per Diluted Share             $.51        $.51        $.60
----------------------------------------------------------------------
Dividends Declared Per Common
 Share                                   $.10        $.09        $.09
----------------------------------------------------------------------
Weighted Average Shares
 Outstanding Used in Basic EPS     44,302,234  45,092,714  45,342,680
Weighted Average Shares
 Outstanding Used in Diluted EPS   44,582,227  45,421,360  46,212,396
----------------------------------------------------------------------

Certain amounts in prior periods have been reclassified for comparative purposes to conform to the June 30, 2003 presentation.


                    COMMERCIAL FEDERAL CORPORATION
                 CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                                  Six Months Ended
                                                June 30,    June 30,
                                               -----------------------
                                                  2003        2002
----------------------------------------------------------------------

Interest Income:
     Investment securities                        $34,422     $38,447
     Mortgage-backed securities                    29,085      50,664
     Loans receivable                             282,752     302,076
----------------------------------------------------------------------
               Total interest income              346,259     391,187
Interest Expense:
     Deposits                                      78,588      93,787
     Advances from Federal Home Loan Bank         111,692     119,505
     Other borrowings                              10,049      12,646
----------------------------------------------------------------------
               Total interest expense             200,329     225,938
Net Interest Income                               145,930     165,249
Provision for Loan Losses                         (11,419)    (12,129)
----------------------------------------------------------------------
Net Interest Income After Provision for Loan
 Losses                                           134,511     153,120

Other Income (Loss):
     Retail fees and charges                       28,512      26,321
     Loan servicing fees                           22,995      19,074
     Amortization of mortgage servicing rights    (30,516)    (13,419)
     Mortgage servicing rights valuation
      adjustment                                  (43,321)    (16,078)
     Gain on sales of securities and changes
      in fair values of derivatives, net           58,131       8,740
     Gain on sales of loans                        13,986       6,977
     Bank owned life insurance                      6,546       6,783
     Other operating income                        13,283      15,782
----------------------------------------------------------------------
               Total other income                  69,616      54,180
Other Expense:
     General and administrative expenses -
        Compensation and benefits                  62,654      56,846
        Occupancy and equipment                    20,931      18,596
        Data processing                             9,279       8,831
        Advertising                                 9,736       7,245
        Communication                               6,846       6,229
        Item processing                             7,306       7,083
        Outside services                            5,617       7,459
        Loan expense                                5,093       2,524
        Foreclosed real estate, net                 2,385       3,722
        Other operating expenses                    7,846       7,055
----------------------------------------------------------------------
               Total general and
                administrative expenses           137,693     125,590
     Amortization of core value of deposits         3,097       3,270
----------------------------------------------------------------------
               Total other expense                140,790     128,860
----------------------------------------------------------------------

Income Before Income Taxes                         63,337      78,440
Income Tax Provision                               17,504      22,924
----------------------------------------------------------------------

Net Income                                        $45,833     $55,516
----------------------------------------------------------------------

Net Income Per Basic Share                          $1.03       $1.22
Net Income Per Diluted Share                        $1.02       $1.21
----------------------------------------------------------------------
Dividends Declared Per Common Share                  $.19        $.17
----------------------------------------------------------------------
Weighted Average Shares Outstanding Used in
 Basic EPS                                     44,697,474  45,349,173
Weighted Average Shares Outstanding Used in
 Diluted EPS                                   45,001,794  46,061,549
----------------------------------------------------------------------

Certain amounts in prior periods have been reclassified for comparative purposes to conform to the June 30, 2003 presentation.


                    COMMERCIAL FEDERAL CORPORATION
      MORTGAGE SERVICING RIGHTS AND MORTGAGE BANKING OPERATIONS
                        (Dollars in Thousands)

----------------------------------------------------------------------
                                          Three Months Ended
                                   June 30,    March 31,    June 30,
                                 -------------------------------------
                                     2003         2003        2002
----------------------------------------------------------------------

Mortgage Servicing Rights:
     Beginning balance              $179,860     $168,411    $136,733
     Mortgage servicing rights
      retained through loan
      sales                           20,378       16,753       9,560
     Purchases of mortgage
      servicing rights                 8,015        6,758           -
     Sale of mortgage servicing
      rights                          (9,904)           -           -
     Amortization expense            (18,454)     (12,062)     (6,751)
     Other items, net                 10,503            -           -
                                 ------------ ------------ -----------
     Balance before valuation
      allowance                      190,398      179,860     139,542
                                 ------------ ------------ -----------

     Valuation allowance
      beginning balance               93,586       80,058      19,112
     Amounts charged to
      operations                      29,793       13,528      16,607
     Sale of mortgage servicing
      rights                          (1,914)           -           -
                                 ------------ ------------ -----------
     Valuation allowance ending
      balance                        121,465       93,586      35,719
                                 ------------ ------------ -----------

     Mortgage servicing rights,
      net of valuation allowance     $68,933      $86,274    $103,823
                                 ============ ============ ===========

     Fair value at the periods
      ended                          $68,933      $86,274    $104,501
                                 ============ ============ ===========

Mortgage servicing rights as a
 percentage of servicing
 portfolio                              0.61%        0.73%       1.08%
                                 ============ ============ ===========

Mortgage servicing rights as a
 multiple of servicing fees             1.82x        2.28x       3.26x
                                 ============ ============ ===========
----------------------------------------------------------------------

Loans Serviced for Other
 Institutions:
     Beginning balance           $11,848,058  $11,531,755  $9,524,493
     Additions to portfolio        1,498,788    1,220,373     548,345
     Purchases of loans to
      service                        515,173      559,688      70,979
     Loan payments                (1,995,558)  (1,457,944)   (490,108)
     Sales of loans serviced        (509,946)           -           -
     Other items, net                 (2,350)      (5,814)       (917)
                                 -------------------------------------
     Ending balance excluding
      sub servicing               11,354,165   11,848,058   9,652,792
     Sub servicing retained on
      sale of loans serviced         509,946            -           -
                                 ------------ ------------ -----------
     Ending balance including
      sub servicing              $11,864,111  $11,848,058  $9,652,792
                                 ============ ============ ===========

     Weighted average servicing
      fee                               0.32%        0.32%       0.33%
                                 ============ ============ ===========

     Weighted average coupon
      note rate                         6.47%        6.66%       7.10%
                                 ============ ============ ===========
----------------------------------------------------------------------

Certain Components of Mortgage
 Banking and Treasury
 Activities:
     Loan servicing fees             $11,958      $11,037      $9,570
     Amortization of mortgage
      servicing rights               (18,454)     (12,062)     (6,751)
                                 ------------ ------------ -----------
        Loan servicing fees, net      (6,496)      (1,025)      2,819

     Mortgage servicing
      valuation adjustment           (29,793)     (13,528)    (16,607)
     Gain on sales of securities
      and changes in fair values
      of derivatives, net             39,131       19,000      13,583

     Gain on sales of loans            8,506        5,480       3,538
                                 ------------ ------------ -----------

     Total of certain components
      of mortgage banking and
      treasury activities            $11,348       $9,927      $3,333
                                 ============ ============ ===========
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
                          DEPOSITS AND LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                    June 30,    March 31,   June 30,
                                      2003        2003        2002
----------------------------------------------------------------------

Deposits by State:
     Colorado                      $2,033,740  $2,049,818  $2,063,327
     Nebraska                       1,919,919   1,934,980   1,407,656
     Iowa                           1,072,456   1,030,771   1,022,259
     Kansas                           659,112     659,169     668,324
     Oklahoma                         552,556     556,166     583,574
     Missouri                         311,178     299,507     287,706
     Arizona                          219,407     209,706     186,274
     Minnesota                              -           -      24,213
                                   ----------- ----------- -----------
          Total deposits           $6,768,368  $6,740,117  $6,243,333
                                   =========== =========== ===========

Deposits by Type:
     Checking accounts -
          Interest bearing           $515,322    $510,597    $485,967
          Noninterest bearing         633,291     664,882     464,965
                                   ----------- ----------- -----------
               Total retail
                checking            1,148,613   1,175,479     950,932
          Custodial escrow
           accounts                   564,871     443,403     221,514
                                   ----------- ----------- -----------
               Total checking       1,713,484   1,618,882   1,172,446
     Money market accounts            958,303     740,292     278,060
     Savings accounts               1,390,740   1,516,231   1,884,537
                                   ----------- ----------- -----------
               Total core deposits  4,062,527   3,875,405   3,335,043
     Certificates of deposit - non
      core                          2,705,841   2,864,712   2,908,290
                                   ----------- ----------- -----------
               Total deposits      $6,768,368  $6,740,117  $6,243,333
                                   =========== =========== ===========

----------------------------------------------------------------------

Loans Receivable, before allowance
 for losses:
     Single-family fixed           $1,575,344  $1,765,371  $2,093,858
     Single-family adjustable       2,032,644   1,966,394   1,893,222
                                   ----------- ----------- -----------
         Total single-family        3,607,988   3,731,765   3,987,080
     Commercial real estate         1,552,221   1,517,022   1,402,361
     Construction (net of LIP)        593,268     587,280     577,313
     Multi-family                     295,721     287,788     279,765
     Commercial operating             269,274     260,109     184,794
     Consumer and other             1,538,755   1,533,879   1,445,874
                                   ----------- ----------- -----------
         Total loans receivable,
          before allowance for
          losses                   $7,857,227  $7,917,843  $7,877,187
                                   =========== =========== ===========

----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
                    ALLOWANCE FOR LOSSES ON LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                         June 30,  March 31, June 30,
                                           2003      2003      2002
----------------------------------------------------------------------

THREE MONTHS ENDED:
-------------------
Beginning balance                        $108,920  $106,291  $102,581
Provision charged to operations             4,273     7,146     5,540
Charge-offs                                (6,003)   (7,295)   (5,805)
Recoveries                                  1,582     2,810     1,722
Change in estimate of allowance for bulk
 purchased loans                              (32)      (32)      (37)
----------------------------------------------------------------------
Ending balance                           $108,740  $108,920  $104,001
----------------------------------------------------------------------

SIX MONTHS ENDED:
-----------------
Beginning balance                        $106,291       n/a  $102,451
Provision charged to operations            11,419       n/a    12,129
Charge-offs                               (13,298)      n/a   (13,807)
Recoveries                                  4,392       n/a     3,294
Change in estimate of allowance for bulk
 purchased loans                              (64)      n/a       (66)
----------------------------------------------------------------------
Ending balance                           $108,740       n/a  $104,001
----------------------------------------------------------------------

Summary of charge-offs, net of
 recoveries:
------------------------------

     Three months ended                   $(4,421)  $(4,485)  $(4,083)
                                         ========= ========= =========

     Six months ended                     $(8,906)      n/a  $(10,513)
                                         =========           =========

----------------------------------------------------------------------

Allocation of allowance:
------------------------

     Specific                              $6,025    $4,616    $7,493
     Special problem                       34,613    35,661    34,141
     Nonspecific                           68,102    68,643    62,367
                                         --------- --------- ---------
                                         $108,740  $108,920  $104,001
                                         ========= ========= =========

----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
                    NONPERFORMING ASSETS AND LOANS
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
                                    2003         2003         2002
----------------------------------------------------------------------

Nonperforming Assets:
     Nonperforming loans:
          Residential real
           estate                   $34,338      $42,012      $46,371
          Residential
           construction               7,784        6,276        2,409
          Commercial real
           estate                     8,381       14,037       11,098
          Commercial
           construction               4,371        4,130          235
          All other                   7,034        7,832        6,632
                                ------------ ------------ ------------
            Total nonperforming
             loans                   61,908       74,287       66,745
                                ------------ ------------ ------------
     Real estate:
          Residential                12,251       13,045       13,847
          Residential
           construction              24,187       23,518       22,695
          Commercial                  5,078        3,268        3,671
          Commercial
           construction               1,484        1,485            -
                                ------------ ------------ ------------
            Total real estate        43,000       41,316       40,213
                                ------------ ------------ ------------
     Troubled debt
      restructurings:
          Residential                     -            -           81
          Commercial                  4,961        4,972        2,982
                                ------------ ------------ ------------
            Total troubled debt
             restructurings           4,961        4,972        3,063
                                ------------ ------------ ------------

Total nonperforming assets         $109,869     $120,575     $110,021
                                ============ ============ ============

Total assets                    $12,933,576  $13,328,040  $13,175,264
                                ============ ============ ============
Nonperforming assets to total
 assets                                 .85%         .90%         .84%
                                ============ ============ ============

Summary of Nonperforming
 Assets:
     Residential                    $78,560      $84,851      $85,403
     Nonresidential                  31,309       35,724       24,618
                                ------------ ------------ ------------
                                   $109,869     $120,575     $110,021
                                ============ ============ ============
----------------------------------------------------------------------

Nonperforming loans to loans
 receivable (1)                         .79%         .94%         .85%

Nonperforming assets to total
 assets                                 .85%         .90%         .84%

Allowance for loan losses to:

     Loans receivable (1)              1.38%        1.38%        1.32%

     Nonperforming assets             98.97%       90.33%       94.53%

     Total nonperforming loans       175.65%      146.62%      155.82%

     Nonresidential
      nonperforming assets           347.31%      304.89%      422.46%

----------------------------------------------------------------------

(1) Ratios are calculated based on the net book value of loans receivable before deducting allowance for loan losses.


                    COMMERCIAL FEDERAL CORPORATION
       SUMMARY OF CONSOLIDATED FINANCIAL HIGHLIGHTS AND RATIOS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------

                                   June 30,    March 31,    June 30,
                                     2003         2003        2002
----------------------------------------------------------------------

Cash, investment securities and
 FHLB stock                       $1,784,398   $1,758,967  $1,648,104
Mortgage-backed securities         1,317,756    1,588,715   1,818,067
Loans held for sale, net           1,037,935    1,013,067     847,305
Loans receivable, net              7,748,521    7,808,986   7,773,465
Intangible assets                    181,985      183,533     188,180
Other assets                         862,981      974,772     900,143
   Total assets                   12,933,576   13,328,040  13,175,264
----------------------------------------------------------------------
Deposits                           6,768,368    6,740,117   6,243,333
Advances from Federal Home Loan
 Bank                              4,436,264    4,770,335   5,254,772
Other borrowings                     573,081      569,943     612,581
Other liabilities                    408,233      489,290     306,407
Stockholders' equity                 747,630      758,355     758,171
   Total liabilities and
    stockholders' equity          12,933,576   13,328,040  13,175,264
----------------------------------------------------------------------

Book value per common share           $17.01       $16.92      $16.70
Stock price                           $21.20       $21.72      $29.00
Common shares outstanding         43,940,224   44,808,282  45,412,900
Weighted average shares
 outstanding per basic EPS        44,302,234   45,092,714  45,342,680
Weighted average shares
 outstanding per diluted EPS      44,582,227   45,421,360  46,212,396
----------------------------------------------------------------------

Nonperforming assets                $109,869     $120,575    $110,021
Nonperforming assets to total
 assets                                  .85%         .90%        .84%
Weighted average interest rates
 (durings):
   Yield on interest-earning
    assets                              5.73%        5.98%       6.61%
   Rate on interest-bearing
    liabilities                         3.27%        3.42%       3.79%
   Net interest rate spread             2.46%        2.56%       2.82%
   Net yield on interest-earning
    assets                              2.40%        2.53%       2.76%
Loans serviced for other
 institutions                    $11,864,111  $11,848,058  $9,652,792
----------------------------------------------------------------------

Three months ended:
-------------------
Return on average assets                 .69%         .71%        .85%
Return on average equity               11.89%       12.09%      14.18%
Average equity to average assets        5.80%        5.84%       6.01%
G & A expenses to average assets        2.16%        2.03%       1.95%
Operating efficiency ratio             65.60%       62.15%      57.68%
----------------------------------------------------------------------

Six months ended:
-----------------
Return on average assets                 .70%         n/a         .86%
Return on average equity               11.99%         n/a       14.66%
Average equity to average assets        5.82%         n/a        5.88%
G & A expenses to average assets        2.10%         n/a        1.95%
Operating efficiency ratio             63.88%         n/a       57.23%
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
               AVERAGE BALANCES AND REGULATORY CAPITAL
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                  June 30,    March 31,   December 31,
                                    2003         2003         2002
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                  $13,155,433  $13,101,428  $13,408,194
  Total loans, net                8,902,699    8,668,060    8,851,961
  Total loans, before
   allowances                     9,011,377    8,773,891    8,960,880
  Total mortgage-backed
   securities                     1,414,739    1,584,690    1,741,933
  Total deposits                  6,730,636    6,465,854    6,277,235
  Total stockholders' equity        763,666      765,112      736,489
  Total interest-earning assets  11,869,514   11,825,331   12,191,686
  Total interest-bearing
   liabilities                   12,032,153   11,947,339   12,286,057
----------------------------------------------------------------------


----------------------------------------------------------------------

                                              September     June 30,
                                                  30,
                                                 2002         2002
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                               $13,511,423  $12,924,321
  Total loans, net                             8,865,656    8,447,815
  Total loans, before
   allowances                                  8,971,536    8,550,402
  Total mortgage-backed
   securities                                  1,797,775    1,834,009
  Total deposits                               6,186,698    6,256,952
  Total stockholders' equity                     783,612      776,414
  Total interest-earning assets               12,205,340   11,703,685
  Total interest-bearing
   liabilities                                12,296,090   11,815,264
----------------------------------------------------------------------

                                 Six Months      Year         Year
                                   Ended        Ended        Ended
Year to Date:                     6/30/03     12/31/2002   12/31/2001
-------------                   --------------------------------------

Average Balances:
  Total assets                  $13,128,580  $13,175,562  $12,857,135
  Total loans, net                8,786,028    8,638,609    8,782,321
  Total loans, before
   allowances                     8,893,291    8,743,759    8,872,003
  Total mortgage-
   backed securities              1,499,244    1,799,174    1,690,967
  Total deposits                  6,598,976    6,258,302    7,122,069
  Total stockholders'
   equity                           764,385      758,659      798,889
  Total interest-
   earning assets                11,847,545   11,931,794   11,724,847
  Total interest-
   bearing
   liabilities                   11,989,980   12,034,963   11,704,421
----------------------------------------------------------------------

            June 30,  March 31, December 31,  September     June 30,
Regulatory                                        30,
 Capital:     2003      2003        2002         2002         2002
----------  ----------------------------------------------------------

 Tangible   $784,326  $768,827     $743,048     $752,804     $723,100
 Core        777,933   760,612      734,870      746,244      715,665
 Total
  risk-
  based      913,088   899,378      871,408      882,768      846,021
 Tier 1
  risk-
  based      777,933   760,612      734,870      746,244      715,665
 Tangible %     6.17%     5.88%        5.81%        5.71%        5.60%
 Core %         6.12%     5.82%        5.75%        5.67%        5.61%
 Total
  risk-
  based %      11.55%    11.00%       10.92%       10.88%       10.77%
 Tier 1
  risk-
  based %       9.84%     9.30%        9.21%        9.20%        9.11%
----------------------------------------------------------------------

    CONTACT: Commercial Federal Corporation, Omaha
             Investor Relations:
             John J. Griffith, 402-514-5336